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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   NOVEMBER 25, 1996
                                                       ----------------------

                              DYNAMOTION/ATI CORP.
                              --------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    NEW YORK
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        0-19143                                       93-1192354
------------------------                 ------------------------------------
(COMMISSION FILE NUMBER)                 (IRS EMPLOYER IDENTIFICATION NUMBER)



                   1639  E. EDINGER AVE., SANTA ANA, CA 92705
       ------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 541-4818
                                                           ------------------


                                       N.A.
         --------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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                             DYNAMOTION/ATI CORP.


ITEM 5. OTHER EVENTS

         By unanimous written consent dated November 22, 1996, the holders of the Company's Class B Redeemable Cumulative Convertible Preferred Stock (the "Class B Preferred Stock") voted to amend the provisions of the Company's Certificate of Incorporation regarding redemption of such stock. As originally constituted, the holders of the Class B Preferred Stock had the right, at any time beginning March 21, 2001, to require the Company to repurchase the outstanding shares of Class B Preferred Stock at a purchase price of $1.00 per share plus all accrued and unpaid dividends (the "Redemption Price") at a rate of $0.08 per year. The repurchase right in the control of the holders prevented the Company from originally classifying its Class B Preferred Stock as equity on its balance sheet.

         The amendment to the Certification of Incorporation provides that the Company shall have the right to offer to repurchase the outstanding shares of Class B Preferred Stock (a "Repurchase Offer") at the Redemption Price
beginning on or after March 20, 2001.   The holders of the Class B Preferred
Stock have the right to accept or reject such offer. If the Company has not made a Repurchase Offer prior to such time, the dividend rate on the Class B Preferred Stock increases to $0.12 per share per year on March 21, 2001, and by one cent on each anniversary of such date up to a maximum of $0.20 per share. On the basis of the forgoing, the Company has reclassified its Class B Preferred Stock as equity.

         The amendment to the Company's Certificate of Incorporation necessary to effectuate the changes has been filed with the New York Secretary of State. Such amendment is subject to the review and approval of the New York Secretary of State, which the Company expects to obtain in the normal course.

         The information disclosed herein is as if the aforementioned agreement was signed and completed as of October 31, 1996.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

                                                                                     PAGE
                                                                                     ----
(A) Financial Information

         1.  Dynamotion/ATI Corp. Balance Sheet (unaudited)
                as of October 31, 1996 ............................................    3

(B) Signature and Exhibits

         1. Signature..............................................................    4

         2. Exhibits...............................................................    5
                 3a.(6) Certificate of Amendment of the Certificate
                        of Incorporation, dated November 22, 1996



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                              DYNAMOTION/ATI CORP.




ITEM 7.
                           BALANCE SHEET (UNAUDITED)
                                OCTOBER 31, 1996
                        (IN 000'S, EXCEPT SHARE AMOUNTS)

                                     ASSETS
                                     ------

CURRENT ASSETS:
  Trade accounts receivable, less allowance
    for doubtful accounts of $170                                                      $    2,994
  Inventories                                                                               5,246
  Prepaid expenses and other current assets                                                    87
  Note receivable - current                                                                   320
                                                                                       ----------

    TOTAL CURRENT ASSETS                                                                    8,647

MACHINERY AND EQUIPMENT -
  Net of accumulated depreciation of $813                                                     631

NOTE RECEIVABLE - Long term                                                                   722

INTANGIBLE AND OTHER ASSETS                                                                   120

PATENTS - Net of accumulated amortization of $1,024                                         3,153
                                                                                       ----------
                                                                                       $   13,273
                                                                                       ==========

                     LIABILITIES AND SHAREHOLDERS' EQUITY
                     ------------------------------------

CURRENT LIABILITIES:
  Accounts payable                                                                     $    3,673
  Unfunded disbursements                                                                      140
  Revolving credit facility                                                                 2,503
  Current maturities of long-term debt                                                        847
  Accrued commissions                                                                         463
  Accrued payroll and related expenses                                                        531
  Other current liabilities                                                                 1,359
  Note payable to bank                                                                      1,552
                                                                                       ----------
    TOTAL CURRENT LIABILITIES                                                              11,068

LONG-TERM DEBT                                                                                693

SHAREHOLDERS' EQUITY
  Convertible preferred stock, non-cumulative at
    $.44 per share, $.01 par value, liquidation preference $5.50, authorized
    2,062,500 shares, issued and outstanding
    954,479 shares                                                                             10
  Convertible preferred stock, 8% cumulative, $.01 par value, authorized
    2,250,000, issued and outstanding 2,250,000                                                22
  Common stock, $.04 par value, authorized
    20,000,000 shares, issued and outstanding
    2,825,674 shares                                                                          113
  Additional paid-in capital                                                               17,516
  Common stock warrants                                                                       270
  Accumulated deficit                                                                     (16,419)
                                                                                       ----------
    TOTAL SHAREHOLDERS' EQUITY                                                              1,512
                                                                                       ----------
                                                                                       $   13,273
                                                                                       ==========





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                              DYNAMOTION/ATI CORP.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DYNAMOTION/ATI CORP.




Date: November  25, 1996                    By:   /S/ Kirk A. Waldron
                                                -----------------------------
                                            Kirk A. Waldron
                                            Chief Financial Officer and
                                            Chief Accounting Officer







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